                                                                    EXHIBIT 99.1


                    RELIANT RESOURCES, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                  FINANCIAL STATEMENTS FOR ANTICIPATED SALE OF
                          DESERT BASIN PLANT OPERATIONS

     On July 9, 2003, we entered into a definitive agreement to sell our 588-megawatt Desert Basin plant, located in Casa Grande, Arizona, to Salt River Project Agricultural Improvement and Power District (SRP) of Phoenix for $289 million. Desert Basin, a combined-cycle facility that we developed, started commercial operation in 2001 and is currently providing all of its power to SRP under a 10-year power purchase agreement, which will be terminated in connection with the sale. The Desert Basin plant is the only operation of Reliant Energy Desert Basin, LLC, an indirect wholly-owned subsidiary of Reliant Resources. The transaction is subject to regulatory approvals, including the Federal Energy Regulatory Commission, and certain third-party consents and approvals. The transaction is expected to close by the end of 2003. We intend to use the net proceeds of approximately $287 million to prepay indebtedness of our senior secured debt or, subject to the limitations in our March 2003 credit facilities, for the possible acquisition of the common stock of Texas Genco Holdings, Inc.

     We will recognize a loss on the disposition of our Desert Basin plant operations in the third quarter of 2003 and, in connection with the classification of Desert Basin as "held for sale," we will report the assets and liabilities to be sold as discontinued operations effective July 2003. We preliminarily estimate the loss on disposition to be approximately $75 million ($68 million after tax), consisting of a loss of $18 million ($11 million after-tax) on the tangible assets and liabilities associated with our actual investment in the Desert Basin plant operations and a loss of $57 million (pre-tax and after-tax due to the non-deductibility of goodwill for income tax purposes) relating to the allocated goodwill of our wholesale energy reporting unit. Determination of the actual amount of goodwill to be allocated to this business requires developing an updated estimate of the fair value of our wholesale energy reporting unit, which is expected to be completed by the end of the third quarter of 2003. When this information is available, the amount of goodwill to be allocated can be finalized and will likely vary from the preliminary estimate noted above. For example, if the estimated fair value of our wholesale energy segment increases or decreases by 10% from our most recent estimate as used in our November 1, 2002 impairment analyses, then the loss on the sale of the Desert Basin plant operations related to the goodwill allocated to it, will decrease or increase, respectively, by approximately $5 million and $6 million, respectively.

     The following pro forma condensed consolidated balance sheet as of June 30, 2003, is presented as if the sale had occurred on June 30, 2003. The following pro forma condensed consolidated statements of operations are presented as if the sale had occurred on January 1, 2000. There are no pro forma adjustments for 2000 as commercial operation of the Desert Basin plant began in 2001.

     The unaudited pro forma condensed consolidated financial statements do not purport to present our actual results of operations as if the transactions described above had occurred on June 30, 2003 or January 1, 2000, as applicable, nor are they necessarily indicative of our financial position or results of operations that may be achieved in the future.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with our consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" for the applicable periods as included in our Quarterly Report on Form 10-Q as filed on August 13, 2003 and as included in our Current Report on Form 8-K as filed on June 30, 2003.

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 2003

                                                                                     PRO FORMA
                                                                   HISTORICAL       ADJUSTMENTS         PRO FORMA
                                                                   -----------      -----------        -----------
                                                                                   (IN MILLIONS)
                            ASSETS
CURRENT ASSETS:
  Cash and cash equivalents....................................    $       166       $         -       $       166
  Restricted cash..............................................            191                 -               191
  Accounts and notes receivable, principally customer, net.....          1,146                (5)(a)         1,141
  Inventory....................................................            262                (9)(a)           253
  Trading and marketing assets.................................            342                 -               342
  Non-trading derivative assets................................            698                 -               698
  Other current assets.........................................            681                (1)(a)           680
  Current assets of discontinued operations....................            526                 -               526
                                                                   -----------       -----------       -----------
      Total current assets.....................................          4,012               (15)            3,997
                                                                   -----------       -----------       -----------
Property, plant and equipment, gross...........................          9,389              (314)(a)         9,075
Accumulated depreciation.......................................           (596)               17 (a)          (579)
                                                                   -----------       -----------       -----------
PROPERTY, PLANT AND EQUIPMENT, NET.............................          8,793              (297)            8,496
                                                                   -----------       -----------       -----------
OTHER ASSETS:
  Goodwill, net................................................          1,533               (57)(b)         1,476
  Other intangibles, net.......................................            745                 -               745
  Equity investments...........................................             94                 -                94
  Trading and marketing assets.................................            179                 -               179
  Non-trading derivative assets................................            201                 -               201
  Restricted cash..............................................            232               287 (c)           519
  Other long-term assets.......................................            588                 -               588
  Long-term assets of discontinued operations..................          1,806                 -             1,806
                                                                   -----------       -----------       -----------
      Total other assets.......................................          5,378               230             5,608
                                                                   -----------       -----------       -----------
      TOTAL ASSETS............................................     $    18,183       $       (82)      $    18,101
                                                                   ===========       ===========       ===========

             LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of long-term debt and short-term borrowings..    $       432       $         -       $       432
  Accounts payable, principally trade..........................            706                 -               706
  Trading and marketing liabilities............................            289                 -               289
  Non-trading derivative liabilities...........................            499                 -               499
  Other current liabilities....................................            395                (4)(a)           391
  Current liabilities of discontinued operations...............          1,035                 -             1,035
                                                                   -----------       -----------       -----------
      Total current liabilities................................          3,356                (4)            3,352
                                                                   -----------       -----------       -----------
OTHER LIABILITIES:
  Trading and marketing liabilities............................            170                 -               170
  Non-trading derivative liabilities...........................            244                 -               244
  Accrual for payment to CenterPoint Energy, Inc...............            175                 -               175
  Other long-term liabilities..................................            979               (15)(a)           964
  Long-term liabilities of discontinued operations.............            755                 -               755
                                                                   -----------       -----------       -----------
      Total other liabilities..................................          2,323               (15)            2,308
                                                                   -----------       -----------       -----------
LONG-TERM DEBT.................................................          7,235                 -             7,235
                                                                   -----------       -----------       -----------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY...........................................          5,269               (63)(d)         5,206
                                                                   -----------       -----------       -----------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.............    $    18,183       $       (82)      $    18,101
                                                                   ===========       ===========       ===========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                      PRO FORMA
                                                                   HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                                   -----------       -----------       -----------
                                                                                   (IN MILLIONS)
Revenues......................................................     $     2,732       $         -       $     2,732
Trading margins...............................................             198                 -               198
                                                                   -----------       -----------       -----------
  Total ......................................................           2,930                 -             2,930
                                                                   -----------       -----------       -----------
Fuel and cost of gas sold.....................................             911                 -               911
Purchased power...............................................             926                 -               926
Operation and maintenance.....................................             336                 -               336
General, administrative and development.......................             270                 -               270
Depreciation and amortization.................................             118                 -               118
                                                                   -----------       -----------       -----------
  Total.......................................................           2,561                 -             2,561
                                                                   -----------       -----------       -----------
Operating income..............................................             369                 -               369
                                                                   -----------       -----------       -----------
Losses from investments, net..................................             (22)                -               (22)
Income of equity investments..................................              43                 -                43
Gain on sale of development project...........................              18                 -                18
Interest expense..............................................              (7)                -                (7)
Interest income...............................................              16                 -                16
Interest expense - affiliated companies, net..................            (172)                -              (172)
                                                                   -----------       -----------       -----------
  Total other expense.........................................            (124)                -              (124)
                                                                   -----------       -----------       -----------
Income from continuing operations before income taxes.........             245                 -               245
Income tax expense............................................             102                 -               102
                                                                   -----------       -----------       -----------
Income from continuing operations.............................     $       143       $         -       $       143
                                                                   ===========       ===========       ===========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                      PRO FORMA
                                                                   HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                                   -----------       -----------       -----------
                                                                        (IN MILLIONS, EXCEPT SHARE AMOUNTS)
Revenues......................................................     $     5,507       $        (8)(a)   $     5,499
Trading margins...............................................             378                 -               378
                                                                   -----------       -----------       -----------
  Total ......................................................           5,885                (8)            5,877
                                                                   -----------       -----------       -----------
Fuel and cost of gas sold.....................................           1,576                 -             1,576
Purchased power...............................................           2,498                 -             2,498
Operation and maintenance.....................................             464                (3)(a)           461
General, administrative and development.......................             471                 -               471
Depreciation and amortization.................................             171                (1)(a)           170
                                                                   -----------       -----------       -----------
  Total.......................................................           5,180                (4)            5,176
                                                                   -----------       -----------       -----------
Operating income..............................................             705                (4)              701
                                                                   -----------       -----------       -----------
Gains from investments, net...................................              23                 -                23
Income of equity investments..................................               7                 -                 7
Other, net....................................................               2                 -                 2
Interest expense..............................................             (16)                -               (16)
Interest income...............................................              22                 -                22
Interest expense - affiliated companies, net..................              12                 -                12
                                                                   -----------       -----------       -----------
  Total other income..........................................              50                 -                50
                                                                   -----------       -----------       -----------
Income from continuing operations before income taxes.........             755                (4)              751
Income tax expense............................................             292                (2)(e)           290
                                                                   -----------       -----------       -----------
Income from continuing operations.............................     $       463       $        (2)      $       461
                                                                   ===========       ===========       ===========
Basic Earnings per Share:
Income from continuing operations.............................     $      1.67                         $      1.66
                                                                   ===========                         ===========
Diluted Earnings per Share:
Income from continuing operations.............................     $      1.67                         $      1.66
                                                                   ===========                         ===========
Weighted Average Shares Outstanding (thousands of shares):
  Basic                                                                277,144                             277,144
                                                                   ===========                         ===========
  Diluted.....................................................         277,473                             277,473
                                                                   ===========                         ===========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                      PRO FORMA
                                                                   HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                                   -----------       -----------       -----------
                                                                        (IN MILLIONS, EXCEPT SHARE AMOUNTS)
Revenues......................................................     $    10,638       $       (61)(a)   $    10,577
Trading margins...............................................             288                 -               288
                                                                   -----------       -----------       -----------
  Total ......................................................          10,926               (61)           10,865
                                                                   -----------       -----------       -----------
Fuel and cost of gas sold.....................................           1,086                (4)(a)         1,082
Purchased power...............................................           7,421                 -             7,421
Accrual for payment to CenterPoint Energy, Inc................             128                 -               128
Operation and maintenance.....................................             786                (8)(a)           778
General, administrative and development.......................             643                 -               643
Depreciation and amortization.................................             378               (10)(a)           368
                                                                   -----------       -----------       -----------
  Total.......................................................          10,442               (22)           10,420
                                                                   -----------       -----------       -----------
Operating income..............................................             484               (39)              445
                                                                   -----------       -----------       -----------
Losses from investments, net..................................             (23)                -               (23)
Income of equity investments..................................              18                 -                18
Other, net....................................................              23                 -                23
Interest expense..............................................            (267)                -              (267)
Interest income...............................................              28                 -                28
Interest income - affiliated companies, net...................               5                 -                 5
                                                                   -----------       -----------       -----------
  Total other expense.........................................            (216)                -              (216)
                                                                   -----------       -----------       -----------
Income from continuing operations before income taxes.........             268               (39)              229
Income tax expense............................................             121               (15)(e)           106
                                                                   -----------       -----------       -----------
Income from continuing operations.............................     $       147       $       (24)      $       123
                                                                   ===========       ===========       ===========
Basic Earnings per Share:
Income from continuing operations.............................     $      0.51                         $      0.43
                                                                   ===========                         ===========
Diluted Earnings per Share:
Income from continuing operations.............................     $      0.50                         $      0.42
                                                                   ===========                         ===========
Weighted Average Shares Outstanding
  (thousands of shares):
  Basic                                                                289,953                             289,953
                                                                   ===========                         ===========
  Diluted.....................................................         291,480                             291,480
                                                                   ===========                         ===========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JUNE 30, 2002

                                                                                      PRO FORMA
                                                                   HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                                   -----------       -----------       -----------
                                                                        (IN MILLIONS, EXCEPT SHARE AMOUNTS)
Revenues......................................................     $     2,070       $       (15)(a)   $     2,055
Trading margins...............................................             115                 -               115
                                                                   -----------       -----------       -----------
  Total ......................................................           2,185               (15)            2,170
                                                                   -----------       -----------       -----------
Fuel and cost of gas sold.....................................             237                (2)(a)           235
Purchased power...............................................           1,263                 -             1,263
Operation and maintenance.....................................             208                (2)(a)           206
General, administrative and development.......................             161                 -               161
Depreciation and amortization.................................              92                (3)(a)            89
                                                                   -----------       -----------       -----------
  Total ......................................................           1,961                (7)            1,954
                                                                   -----------       -----------       -----------
Operating income..............................................             224                (8)              216
                                                                   -----------       -----------       -----------
Gains from investments, net...................................               3                 -                 3
Income of equity investments..................................               6                 -                 6
Other, net....................................................               1                 -                 1
Interest expense..............................................             (57)                -               (57)
Interest income...............................................               3                 -                 3
Interest income - affiliated companies, net...................               2                 -                 2
                                                                   -----------       -----------       -----------
  Total other expense.........................................             (42)                -               (42)
                                                                   -----------       -----------       -----------
Income from continuing operations before income taxes.........             182                (8)              174
Income tax expense............................................              60                (3)(e)            57
                                                                   -----------       -----------       -----------
Income from continuing operations.............................     $       122       $        (5)      $       117
                                                                   ===========       ===========       ===========
Basic Earnings per Share:
Income from continuing operations.............................     $      0.42                         $      0.41
                                                                   ===========                         ===========
Diluted Earnings per Share:
Income from continuing operations.............................     $      0.42                         $      0.40
                                                                   ===========                         ===========
Weighted Average Shares Outstanding
  (thousands of shares):
  Basic                                                                289,591                             289,591
                                                                   ===========                         ===========
  Diluted.....................................................         290,633                             290,633
                                                                   ===========                         ===========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JUNE 30, 2003

                                                                                      PRO FORMA
                                                                   HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                                   -----------       -----------       -----------
                                                                        (IN MILLIONS, EXCEPT SHARE AMOUNTS)
Revenues......................................................     $     2,822       $       (15)(a)   $     2,807
Trading margins...............................................               8                 -                 8
                                                                   -----------       -----------       -----------
  Total.......................................................           2,830               (15)            2,815
                                                                   -----------       -----------       -----------
Fuel and cost of gas sold.....................................             304                (1)(a)           303
Purchased power...............................................           1,968                 -             1,968
Operation and maintenance.....................................             239                (3)(a)           236
General, administrative and development.......................             148                 -               148
Depreciation and amortization.................................              97                (5)(a)            92
                                                                   -----------       -----------       -----------
  Total.......................................................           2,756                (9)            2,747
                                                                   -----------       -----------       -----------
Operating income..............................................              74                (6)               68
                                                                   -----------       -----------       -----------
Gains from investments, net...................................               1                 -                 1
Loss of equity investments....................................              (2)                -                (2)
Other, net....................................................              (1)                -                (1)
Interest expense..............................................            (114)                -              (114)
Interest income...............................................               4                 -                 4
                                                                   -----------       -----------       -----------
  Total other expense.........................................            (112)                -              (112)
                                                                   -----------       -----------       -----------
Loss from continuing operations before income taxes...........             (38)               (6)              (44)
Income tax benefit............................................             (10)               (3)(e)           (13)
                                                                   -----------       -----------       -----------
Loss from continuing operations...............................     $       (28)      $        (3)      $       (31)
                                                                   ===========       ===========       ===========
Basic Loss per Share:
Loss from continuing operations...............................     $     (0.09)                        $     (0.11)
                                                                   ===========                         ===========
Diluted Loss per Share:
Loss from continuing operations...............................     $     (0.09)                        $     (0.11)
                                                                   ===========                         ===========
Weighted Average Shares Outstanding
  (thousands of shares):
  Basic                                                                292,239                             292,239
                                                                   ===========                         ===========
  Diluted.....................................................         292,239 (f)                         292,239 (f)
                                                                   ===========                         ===========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                                                      PRO FORMA
                                                                   HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                                   -----------       -----------       -----------
                                                                        (IN MILLIONS, EXCEPT SHARE AMOUNTS)
Revenues......................................................     $     3,677       $       (31)(a)   $     3,646
Trading margins...............................................             166                 -               166
                                                                   -----------       -----------       -----------
  Total ......................................................           3,843               (31)            3,812
                                                                   -----------       -----------       -----------
Fuel and cost of gas sold.....................................             401                (3)(a)           398
Purchased power...............................................           2,293                 -             2,293
Operation and maintenance.....................................             356                (3)(a)           353
General, administrative and development.......................             272                 -               272
Depreciation and amortization.................................             150                (5)(a)           145
                                                                   -----------       -----------       -----------
  Total ......................................................           3,472               (11)            3,461
                                                                   -----------       -----------       -----------
Operating income..............................................             371               (20)              351
                                                                   -----------       -----------       -----------
Gains from investments, net...................................               6                 -                 6
Income of equity investments..................................              10                 -                10
Other, net....................................................              (1)                -                (1)
Interest expense.............................................              (86)                -               (86)
Interest income...............................................               4                 -                 4
Interest income - affiliated companies, net...................               4                 -                 4
                                                                   -----------       -----------       -----------
  Total other expense.........................................             (63)                -               (63)
                                                                   -----------       -----------       -----------
Income from continuing operations before income taxes.........             308               (20)              288
Income tax expense............................................             105                (8)(e)            97
                                                                   -----------       -----------       -----------
Income from continuing operations.............................     $       203       $       (12)      $       191
                                                                   ===========       ===========       ===========
Basic Earnings per Share:
Income from continuing operations.............................     $      0.70                         $      0.66
                                                                   ===========                         ===========
Diluted Earnings per Share:
Income from continuing operations.............................     $      0.70                         $      0.66
                                                                   ===========                         ===========
Weighted Average Shares Outstanding
  (thousands of shares):
  Basic                                                                289,464                             289,464
                                                                   ===========                         ===========
  Diluted.....................................................         290,552                             290,552
                                                                   ===========                         ===========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003

                                                                                      PRO FORMA
                                                                   HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                                   -----------       -----------       -----------
                                                                        (IN MILLIONS, EXCEPT SHARE AMOUNTS)
Revenues......................................................     $     5,460       $       (31)(a)   $     5,429
Trading margins...............................................             (65)                -               (65)
                                                                   -----------       -----------       -----------
  Total.......................................................           5,395               (31)            5,364
                                                                   -----------       -----------       -----------
Fuel and cost of gas sold.....................................             680                (2)(a)           678
Purchased power...............................................           3,678                 -             3,678
Accrual for payment to CenterPoint Energy, Inc................              47                 -                47
Operation and maintenance.....................................             436                (7)(a)           429
General, administrative and development.......................             275                 -               275
Depreciation and amortization.................................             187                (7)(a)           180
                                                                   -----------       -----------       -----------
  Total.......................................................           5,303               (16)            5,287
                                                                   -----------       -----------       -----------
Operating income..............................................              92               (15)               77
                                                                   -----------       -----------       -----------
Gains from investments, net...................................               2                 -                 2
Loss of equity investments....................................              (4)                -                (4)
Other, net....................................................              (2)                -                (2)
Interest expense..............................................            (211)                -              (211)
Interest income...............................................              19                 -                19
                                                                   -----------       -----------       -----------
  Total other expense.........................................            (196)                -              (196)
                                                                   -----------       -----------       -----------
Loss from continuing operations before income taxes...........            (104)              (15)             (119)
Income tax benefit............................................             (30)               (6)(e)           (36)
                                                                   -----------       -----------       -----------
Loss from continuing operations...............................             (74)      $        (9)      $       (83)
                                                                   ===========       ===========       ===========
Basic Loss per Share:
Loss from continuing operations...............................     $     (0.25)                        $     (0.28)
                                                                   ===========                         ===========
Diluted Loss per Share:
Loss from continuing operations...............................     $     (0.25)                        $     (0.28)
                                                                   ===========                         ===========
Weighted Average Shares Outstanding
  (thousands of shares):
  Basic                                                                291,840                             291,840
                                                                   ===========                         ===========
  Diluted.....................................................         291,840 (f)                         291,840 (f)
                                                                   ===========                         ===========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


(a) These pro forma adjustments represent the amounts and/or activities of our Desert Basin plant operations for the period indicated. All intercompany allocations and balances have been excluded from these adjustments.
(b) This amount represents our preliminary estimate of goodwill to be allocated to the Desert Basin plant operations to be sold. However, this amount will likely vary as a result of the final allocation. See above for further discussion.
(c) We intend to use the net proceeds to prepay indebtedness of our senior secured debt or, subject to the limitations in our March 2003 credit facilities, for the possible acquisition of the common stock of Texas Genco Holdings, Inc. Our existing credit facilities may require us to use all or a portion of these net proceeds to prepay debt depending on the timing of the closing of this sale and the sale of our European energy operations.
(d) This amount represents our preliminary estimated loss on the disposition (if the sale had occurred on June 30, 2003) and the net impact of certain assets and liabilities that will be discontinued. It is likely to change upon the final determination of the amount of goodwill to be allocated (see
     (b) above) and various other changes in the balances of certain assets and liabilities up until the closing date.
(e) The income tax expense adjustment represents an allocated amount related to the Desert Basin plant operations.
(f) For the three and six months ended June 30, 2003, as we incurred a loss from continuing operations, we do not assume any potentially dilutive shares in the computation of diluted loss per share.